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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 August 8, 2002
                        (Date of earliest event reported)

                             GREY GLOBAL GROUP INC.

             (Exact name of Registrant as specified in its charter)


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
Delaware                            0-7898                        3-0802340
  (State of                  (Commission File No.)              (IRS Employer
Incorporation)                                               Identification No.)
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                   777 Third Avenue, New York, New York 10017
          (Address of principal executive offices, including zip code)

                                 (212) 546-2000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)


ITEM 9. REGULATION FD DISCLOSURE.

On August 8, 2002, each of the Principal Executive Officer, Edward H. Meyer, and Principal Financial Officer, Steven G. Felsher of Grey Global Group Inc. submitted to the SEC Sworn Statements pursuant to Securities and Exchange Commission Order No. 4-460.

A copy of each of these statements is attached hereto as Exhibit 99.1 and 99.2.


EXHIBIT INDEX

99.1 Sworn Statement of Principal Executive Officer dated August 7, 2002.

99.2 Sworn Statement of Principal Financial Officer dated August 7, 2002.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                             GREY GLOBAL GROUP INC.


                    By: /s/ Steven G. Felsher, Vice Chairman